THIRD AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


          THIS THIRD  AMENDMENT TO  WAREHOUSING  CREDIT AND  SECURITY
AGREEMENT
(this "Amendment") is entered into as of this 29th day of February 1996, by and between MONUMENT MORTGAGE, INC., a California corporation (the
"Company") and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

          WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Warehousing Commitment Amount of Ten
Million Dollars ($10,000,000), to finance the origination and acquisition of
Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of March 22, 1995, a Sublimit
Promissory Note in the principal sum of Six Million Dollars ($6,000,000), dated as of March 22, 1995, and by a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the
"Agreement");

          WHEREAS, the Company and the Lender have entered into a term loan facility with a present Term Loan Commitment Amount of One Million Dollars
($1,000,000)  ("Term Loan  Commitment"),  as evidenced by a Term Loan
Promissory
Note in the principal amount of One Million Dollars ($1,000,000), dated as of
March 22, 1995 (the "Term Note") and the Agreement;

          WHEREAS, the Company and the Lender have also entered into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars ($1,000,000) (reworking Capital Commitment"),  as evidenced by a
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of March 22, 1995 (the "Working Capital Note"), and the
Agreement (the Warehousing  Promissory  Note, the Sublimit  Promissory
Note, the
Term Loan Promissory Note and the Working Capital Promissory Note shall collectively be referred to as the "Notes");

          WHEREAS, the Company has requested the Lender to extend the period for which the Commitments under the Agreement have been made and to amend certain other terms of the Agreement and the Lender has agreed to such extension and amendment of the Agreement subject to the terms and conditions of this
Amendment;

          NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall hand their- respective meanings set forth in the Agreement.

         2. The effective date ("Effective Date") of this Amendment shall be
March 1, 1996 , the date on which the Company has complied with all the terms and conditions of this Amendment.

         3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

               "Commitment Amount" means the Warehousing  Commitment
Amount, the
Term Loan Commitment Amount or the Working Capital Commitment Amount.

               "Eligible  Balances"  means  all  funds of or  maintained
by the
Company and its  Subsidiaries in accounts at a Designated Bank, less balances to
support fees,  interest or other amounts that would  otherwise be payable to the
Designated  Bank,  float,  reserve   requirements,   Federal  Deposit
Insurance
Corporation insurance premiums and such other reductions as may be imposed by governmental authorities from time to time.

               "HUD 203(K) Mortgage Loan" means an FHA insured Mortgage Loan secured by a First Mortgage, of which a portion will be used for the purpose of rehabilitating and/or repairing the related single family property, and which satisfies the definition of "rehabilitation loan" under 24 C.F.R. Section
203.50(a).

               "Miscellaneous Charges" has the meaning set forth in Section
2.16
hereof.

               "Operating Account" means a demand deposit account maintained at the Funding Bank in the name of the Company and designated for funding the discount portion of each Advance and for returning any excess payment from an
Investor for a Pledged Mortgage or Pledged Security.

               "Rejected   Mortgage  Loan"  means  a  Mortgage  Loan  which
was
warehoused by the Lender under the terms of this Agreement and committed for purchase under a Purchase Commitment, but which has been rejected for purchase by an Investor, or for inclusion in a Mortgage Pool by the pool custodian and with respect to which there is a correctible deficiency and which does not have a colorable claim of fraud made by any Person involved in the origination, servicing or sale of such Mortgage Loan.

               "Repurchase Advance" means an Advance made against a Repurchased
Mortgage Loan or a Rejected Mortgage Loan. The Lender shall pre-approve each
Repurchase Advance.

               "Repurchased Mortgage Loan" means a Mortgage Loan which has been repurchased from an investor or a Mortgage Pool pursuant to a Servicing
Contract, are in the process of foreclosure, with respect to which there is a correctible deficiency and does not have a colorable claim of fraud made by any
Person involved in the origination, servicing or sale of such Mortgage
Loan.

               "Repurchase Rate" means a floating rate of interest equal to three and one-half percent (3.5%) per annum over LIBOR. The Repurchase Rate shall be adjusted on and as of the effective date of each weekly change in
LIBOR. The Lender's determination of the Repurchase Rate as of any date of determination shall be conclusive and binding, absent manifest error.

               "Term  Loan   Commitment   Amount"  means  One  Million
Dollars
($l,000,000).

               "Warehousing   Commitment   Amount"  means  Ten  Million
Dollars
($10,000,000).

               "Working  Capital  Commitment  Amount" means One Million
Dollars
($1,000,000).

               "Miscellaneous Charges" has the meaning set forth in Section
2.16
hereof.

               "Title I Mortgage Loan" means an FHA co-insured Mortgage Loan secured by a Mortgage which is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program as set forth in and which is reported for insurance under the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended and the regulations promulgated thereunder.

         4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Adjusted Servicing Portfolio", "Adjusted Tangible Net Worth",
"Advance," "Approved Custodian," "Conforming Value," "Conforming Mortgage
Loan,"
"Conventional  Mortgage  Loan",  "Investable  Balances",  "Jumbo Mortgage
Loan",
"Mortgage Loan," "Nonconforming Mortgage Loan," "Ordinary Warehousing
Advances,"
"Second Mortgage Loan" and "Tangible Net Worth" in their entirety, replacing them with the following definitions:

                    "Adjusted  Servicing  Portfolio" means, for any Person,
the
          Servicing  Portfolio  of such  Person,  but  excluding  the principal
          balance of Mortgage Loans included in the Servicing  Portfolio at such
          date (a) which are past due for  principal  or interest for sixty
(60)
          days or more, (b) with respect to which such Person is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such
          Mortgage Loans, (c) for which the Servicing Contracts are not owned by such Person free and clear of all Liens (other than in favor of the
          Lender), or (d) which are serviced by the Company for others under subservicing arrangements.

                    "Advance" means a disbursement by the Lender under the
          Commitment pursuant to Article 2 of this Agreement, including, without limitation,  Ordinary Warehousing  Advances,  Wet Settlement
Advances,
          Home Equity Advances, Nonconforming Advance, Second Mortgage
Advances,
          Repurchase Advances,  Working Capital Advances, Term Loan
Advances and
          readvances of funds previously advanced to the Company and repaid to the Lender.

                    "Approved  Custodian" means a pool custodian or other
Person
          which is deemed acceptable to the Lender from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage
Pool or
          to hold a Mortgage Loan as agent for an Investor who has issued a
          Purchase Commitment for such Mortgage Loan.

                    "Conforming Mortgage Loan" means a First Mortgage Loan
which
          is either (a) an FHA insured  (other  than a Title I Mortgage
Loan or
          HUD 203(K)  Mortgage  Loan) or VA  guaranteed  Mortgage  Loan or
(b) a
          Conventional  Mortgage  Loan which is  underwritten
substantially  in
          accordance  with  FNMA  or  FHLMC  underwriting  standards,   and
the
          principal amount of which is less than or equal to the maximum amount eligible for purchase by FNMA or FHLMC.

                    "Conventional  Mortgage  Loan" means a First  Mortgage
Loan,
          other than an FHA insured or VA guaranteed Mortgage Loan, or a Home
          Equity Loan.

                    "Jumbo  Mortgage  Loan" means a  Conventional  Mortgage
Loan
          which is underwritten substantially in accordance with FNMA or FHLMC underwriting standards, but the principal amount of which is in excess of the maximum amount eligible for purchase by FNMA or FHLMC, and which meets all eligibility requirements for purchase by an Investor.

                    "Mortgage  Loan" means any loan evidenced by a Mortgage
Note
          and secured by a Mortgage. The term "Mortgage Loan" shall include
          First Mortgage Loans and Second Mortgage Loans unless the context otherwise requires.

                    "Ordinary  Warehousing  Advances" means Warehousing
Advances
          other  than  Home   Equity   Advances,   Second   Mortgage
Advances,
          Nonconforming Advances and Repurchase Advances.

                    "Sublimit   Promissory   Note"  means  the  promissory
note
          evidencing  the  Company's  Obligations  with  respect to Home
Equity
          Advances, Second Mortgage Advances and Repurchase Advances in the form of Exhibit A-2 attached hereto.

                    "Tangible Net Worth" means with respect to any Person at any date, the excess of the total assets over total liabilities of such
          Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(5) hereof, plus loan loss reserves and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets, those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear  in the  "Audit  Guide  for  Audit of  Approved  Non-
Supervised
          Mortgagees" and other assets deemed unacceptable by the Lender in its sole discretion.

                    "Title I Mortgage  Loan"  means an FHA  co-insured
Mortgage
          Loan secured by a Mortgage which is underwritten in accordance with
          HUD  underwriting  standards  for  the  Title I  Property
Improvement
          Program as set forth in and which is reported for insurance under the
          Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended and the regulations promulgated thereunder.

                    "Warehousing Maturity Date" shall mend the earlier of: (a)
          the close of business on December 31, 1997, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Warehousing Commitment shall expire of its own term, and without the necessity of action by the Lender, and
          (b) the date the obligation of the Lender to make further
Warehousing
          Advances hereunder is terminated pursuant to Section 8.2 below.

                    "Working Capital Maturity Date" shall mean the earlier of:
          (a) the close of business on December 31, 1997, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Working Capital Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the obligation of the Lender to make further
Working
          Capital  Advances  hereunder  is  terminated  pursuant  to
Section 8.2
          below.

         5. All references in the Agreement to "Investable Balances" shall hereby be amended to refer to "Eligible Balances."

         6. Section 2.1(a) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:

                  2.1(a)  Subject to the terms and  conditions of this
Agreement
         and  provided  no  Default  or Event of  Default  has  occurred and is
         continuing,  the Lender agrees from time to time during the period from
         the Closing Date, to, but not including, the Warehousing Maturity
Date,
         to  make  Warehousing  Advances  to the  Company,  provided  the total
         aggregate  principal  amount  outstanding  at any one  time of all such
         Warehousing  Advances  shall  not  exceed  the  Warehousing
Commitment
         Amount.  The  obligation  of the  Lender  to  make  Warehouse
Advances
         hereunder  up to  the  Warehousing  Comitment  Amount,  is hereinafter
         referred to as the  "Warehousing  Commitment."  Within the
Warehousing
         Commitment, the Company may borrow, repay and reborrow. All
Warehousing
         Advances under this Agreement shall  constitute a single
indebtedness,
         and  all of the  Collateral  shall  be  security  for  the
Warehousing
         Promissory   Note  and  the  Sublimit   Promissory  Note  and  for
the
         performance of all the Obligations.

          7. Section 2.1(b)(6) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  (6) No Advance shall be made against a Mortgage Loan, other than a Repurchased Mortgage Loan or a Rejected Mortgage Loan, which was closed more than ninety (90) days prior the date of the requested
         Advance.

          8. Section 2.1(b) of the Agreement is hereby amended to add the following sections immediately after Section 2.1(b)(6):

                  (8) The aggregate amount of Repurchase Advances outstanding at any one time shall not exceed Two Million Dollars ($2,000,000).

          9. Section 2.1(c) of the Agreement is hereby amended to add the following section immediately after Section 2.1(c)(4):

          10. Sections 2.2(a) and (b) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  2.2(a)  The   Company  may  obtain  an   Warehousing
Advance
         hereunder, subject to the satisfaction of the conditions set forth in
         Sections 4.1 and 4.3 hereof, upon compliance with the procedures set forth in this Section 2.2 and in Exhibit D-SF with respect to all
         Warehousing Advances, other than Repurchase Advances, and Exhibit
D-REP
         with respect to Repurchase Advances, attached hereto and made a part hereof  including the delivery of all documents  listed in Exhibit
D-SF
         (the  "Collateral  Documents") to the Lender.  Requests for
Warehousing
         Advances shall be initiated by the Company by delivering to the Lender, no later than one (1) Business Day prior to any Business Day that the
         Company desires to borrow hereunder, a completed and signed request for an Advance (a "Warehousing Advance Request") on the then current form approved by the Lender. The current forms in use by the Lender are
         Exhibit C-SF for all Warehousing Advances, other than Repurchase
         Advances, and Exhibit C-REP for Repurchase Advances, attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Company, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

                  2.2(b) In the case of a Wet Settlement Advance, the Company shall follow the procedures and, at or prior to the Lender's making of such Wet Settlement Advance, shall deliver to the Lender the documents set forth in Exhibit D-SF and Exhibit D-REP hereto together with a completed and executed Bailee Pledge Agreement in the form of Exhibit M hereto. In the case of a Mortgage Loan financed through a Wet
         Settlement  Advance,  the Company shall cause all Collateral
Documents
         required to be delivered to the Lender pursuant to Exhibit D-SF within five (5)  Business  Days after the date of the Wet  Settlement
Advance
         relating  thereto and the Company shall cause all Collateral
Documents
         required to be delivered to the Lender pursuant to Exhibit D-REP with twenty (20) days after the dates of the Wet Settlement Advance relating thereto.

         11. Section 2.2(d) of the Agreement shall be amended by adding the words "or Exhibit D-REP" after the words "Exhibit D-SF" where they appear therein.

         12. Section 2.2(e) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.2(e) To make a Warehousing Advance, the Lender shall cause the Funding Bank to credit an account of the Company with the Funding
         Bank, which account shall be under the exclusive control of the Lender, upon  compliance by the Company with the terms of this  Agreement.
The
         Lender shall determine in its sole discretion the method by which a
         Warehousing Advance is made.

         13. Section 2.3(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.3(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the  Closing  Date,  to, but not  including,  the Term Loan
Commitment
         Termination Date, to make Term Loan Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all such  Term Loan  Advances  shall not  exceed  the Term Loan
Commitment
         Amount.  The  obligation  of the  Lender  to make  Term  Loan
Advances
         hereunder up to the Term Loan Commitment Amount and prior to the Term
         Loan Commitment Termination Date, is hereinafter referred to as the
         "Term Loan  Commitment."  Within the Term Loan Commitment,  the
Company
         may borrow, repay and reborrow. All Term Loan Advances under this
         Agreement shall constitute a single indebtedness, and all of the
         Collateral shall be security for the Term Loan Promissory Note and for the performance of all the Obligations.

          14. Section 2.5(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.5(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date, to, but not including,  the Working Capital
Maturity
         Date, to make Working Capital Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all such  Working  Capital  Advances  shall not exceed the Working
Capital
         Commitment Amount. The obligation of the Lender to make Working
Capital
         Advances  hereunder up to the Working  Capital  Commitment
Amount,  is
         hereinafter referred to as the "Working Capital Commitment."
Within the
         Working Capital Commitment, the Company may borrow, repay and reborrow.
         All Working Capital Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Working Capital Promissory Note and for the performance of all the
         Obligations.

         15. Section 2.7 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.7 Notes.  The Company's  Obligations  in respect of
Ordinary
         Warehousing Advances and Nonconforming Advances shall be evidenced by a
         Warehousing Promissory Note of the Company substantially in the form of
         Exhibit A-1 attached  hereto.  The Company's  Obligations in respect of
         Home Equity Advances,  Second Mortgage Advances and Repurchase
Advances
         shall  be  evidenced  by a  Sublimit  Promissory  Note  of the
Company
         substantially in the form of Exhibit A-2 attached hereto. The
Company's
         Obligations in respect of Working  Capital  Advances shall be evidenced
         by a Working Capital  Promissory Note of the Company
substantially  in
         the form of Exhibit A-3 attached hereto.  The Company's
Obligations in
         respect  of Term  Loan  Advances  shall  be  evidenced  by a Term
Loan
         Promissory Note of the Company substantially in the form of
Exhibit A-4
         attached  hereto.  Each note shall be dated as of the date hereof.
The
         Warehousing  Promissory Note, the Sublimit Promissory Note, the
Working
         Capital   Promissory  Note  and  the  Term  Loan  Promissory  Note
are
         collectively  referred  to  as  the  "Notes".  The  terms
"Warehousing
         Promissory   Note,"  "Sublimit   Promissory   Note,"  "Working
Capital
         Promissory Note," "Term Loan Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

         16. Sections 2.8(d), (e), (f), and (g) of the Agreement shall be renumbered as Sections 2.8(e), (f), (g) and (h) and the following shall be added as Section 2.8(d):

                  2.8(d) Prior to the occurrence of an Event of Default, the unpaid amount of each Repurchase Advance shall bear interest, from the date of such Advance until paid in full, at the Repurchase Rate.

         17. Section 9.8(e) of the Agreement (as renumbered pursuant to the provisions of Section 16 of this Amendment) shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  2.8(e) The Company shall be entitled to receive certain
         benefits based on the average monthly Eligible Balances of the Company maintained at a Designated Bank.

                  For the purposes hereof, all Advances shall be called the
         Inapplicable Advances". After the end of each calendar month, the
         Lender will calculate the interest due for the applicable month, by electing a portion ("Balance Funded Portion") of the Applicable
         Advances  which is equal to the lesser of (a) the  Applicable
Advances
         outstanding during such month or (b) the average amount of Eligible
         Balances on deposit  with a  Designated  Bank  during  such month.
The
         Balance Funded Portion of the Applicable Advances shall bear interest at a balance funded rate of two percent (2.00%).

                  The  Balance  Funded   Portion  of  the  Applicable
Advances
         outstanding for a month shall be determined by (a) first,
deducting the
         average amount of Repurchase Advances  outstanding for a month from the
         average amount of Eligible  Balances during such month, but only to the
         extent of the average amount of Eligible  Balances,  (b) second, to the
         extent Eligible  Balances remain for such month,  deducting the average
         amount  of  Nonconforming  Advances  outstanding  for a month from the
         remaining  average amount of Eligible  Balances during such month, but
         only to the extent of the remaining average amount of Eligible
Balances
         and (c) third, to the extent  Eligible  Balances remain for such month,
         deducting  the  average   aggregate  amount  of  Ordinary
Warehousing
         Advances, Home Equity Advances and Second Mortgage Advances outstanding for a month from the  remaining  average  amount of  Eligible
Balances
         during such month, but only to the extent of the remaining average amount of Eligible Balances.

                  If, for any month, a portion of the average amount of Eligible
         Balances  remains  ("Remainder")  after the Balance  Funded
Portion has
         been deducted, the Lender shall provide a benefit in the form of an
         "Earnings  Credit" on the  Remainder  portion of the Eligible
Balances
         maintained in time deposit accounts with the Designated Bank, and the
         Lender shall  provide a benefit in the form of an "Earnings
Allowance"
         on the Remainder portion of the Eligible Balances maintained in demand deposit accounts with the Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including but not limited to Commitment Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings
Allowance
         not used during the month in which the benefit was received shall be accumulated for use and must be used during the calendar year in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company.

                  The Lender's  determination  of the Balance Funded
Portion,
          the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

                  Either party hereto may terminate the benefits provided for in this Section, effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

         18. Section 2.9(b) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.9(b)  The  outstanding  principal  amount  of the Term
Loan
         Advances as of the Term Loan Commitment Termination Date shall be payable in forty-eight (48) equal monthly installments, due on the twenty-second (22nd) day of each month beginning on the twenty-second
         (22nd) day of April 1996. Any remaining principal balance of the Term
         Loan Advances shall be payable on the Term Loan Maturity Date.

         19. Sections 2.9(f)(4) and (6) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                           (4) Seven (7)  Business  Days  elapse from the
date a
                  Wet Settlement Advance was made without receipt by the Lender of all Collateral Documents relating to such Pledged
Mortgage,
                  or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase  Commitment;
provided,
                  however, if the Wet Settlement Advance was made against a
                  Repurchased Mortgage Loan, twenty (20) days elapse from the date of such Advance without receipt by the Lender of all
                  Collateral  Documents  relating to such Pledged
Mortgage,  or
                  such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this
                  Agreement.

                           (6) On the  date  on  which  a  Pledged
Mortgage  is
                  determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Company had
                  knowledge of such misrepresentation or incorrect information, or the Pledged Mortgage is defaulted and has remained in
                  default for a period of thirty (30) days or more.

          20. Section 2.9(f) of the Agreement shall be amended to add the following sections immediately after Section 2.9(f)(11):

                           (13) One (1) Business Day  immediately
preceding the
                  date scheduled for the foreclosure or trustee sale of the
                  premises securing a Rejected Mortgage Loan or Repurchased
                  Mortgage Loan.

          21. Section. 2.9(h) shall be amended to add the following section immediately after Section 2.9(h)(2):

          22. Section 2.11 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

         2.11     Method of Making Payments.

                  2.11(a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Lender not later than the close of  business  on the date when due unless  such date is a  non-
Business
         Day, in which case, such payment shall be due on the first
Business Day
         thereafter,  and shall be made in lawful money of the United
States of
         America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.

                  2.11(b) Upon an Event of Default, and without the necessity of prior demand or notice from the Lender, the Company authorizes the
         Lender to cause the Funding Bank to charge the Company's account for any Obligations due and owing the Lender.

         23. Section 2.16 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

         24. Sections 3.2(c) and (e) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  3.2(c) If Pledged Mortgages are to be transferred to an
         Approved  Custodian and are included in an Eligible  Mortgage
Pool, the
         Lenders security interest in the Pledged Mortgages comprising the
         Eligible Mortgage Pool shall be released upon the issuance of the
         Mortgage-backed  Security,  which  shall  be a  Pledged  Security.
The
         Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the Pledged Mortgages  backing such Pledged  Security.  The
Lender
         shall be entitled to possession of such Pledged Security in the manner provided below.

                  3.2(e) Prior to the occurrence of an Event of Default, the
         Company may redeem a Pledged Mortgage or Pledged Security from the
         Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage or Pledged Security from pledge and either
         (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Notes, the
         Release Amount in connection with such Pledged Mortgage or Pledged
         Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral Value of all
         Collateral held by the Lender which is at least equal to the aggregate outstanding Warehousing Advances.

         25. Section 5.15(c)(1) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                           (1)  other  than a  Repurchased  Mortgage  Loan
or a
                  Rejected Mortgage Loan, has been duly executed and delivered by the parties thereto at a closing held not more than ninety
                  (90) days prior to the date of the Advance Request for such
                  Mortgage Loan,

         26. Section 5.15(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  5.15(d) Except as set forth in the loan history of any
         Rejected Mortgage Loan or Repurchaed Mortgage Loan, no default has occurred and is continuing for more than thirty (30) days under any
         Mortgage Loan included in the Pledged Mortgages without the Advance against such Pledged Mortgage having been repaid in accordance with
         Section  2.9(f)(6)  hereof,  provided,  however,  that with respect to
         Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Company will promptly notify the Lender.

         27. Section 5.15(g) of the Agreement shall be amended to delete the words "Secretary of HUD" and replace them with the words "Director of the
Federal Emergency Management Agency" where they appear therein.

         28. Sections 7.8 and 7.9 of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  7.8 Minimum  Tangible Net Worth.  Permit Tangible Net
Worth of
         the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than One Million Five Hundred Thousand Dollars
($1,500,000).

         29. Sections 8.2(d) and (e) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  8.2(d) The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Company hereby waives
         (to the extent permitted by law) any claims it may have against the
         Lender arising by reason of the fact that the price at which the
         Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree.
         Any sale of Collateral pursuant to the terms of a Purchase
Commitment,
         or any other disposition of Collateral arranged by the Company, whether before or after the occurrence of an Event of Default, shall be deemed to have been made in a commercially reasonable manner.

                  8.2(e)  The  Company  acknowledges  that  Mortgage  Loans
and
         Mortgage-backed   Securities   are   collateral  of  a  type
which  is
         customarily sold on a recognized market. The Company waives any right it may have to prior  notice  of the sale of any  Pledged
Mortgage  or
         Pledged Security, and agrees that the Lender may purchase any Pledged
         Mortgages or Pledged Securities at a private sale of such Collateral.

         30. Exhibits A-1, A-2 and A-3 to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits A-1, A-2 and A-3 attached to this Amendment. All references in the Agreement to Exhibits A-1, A-2 and A-3 shall be deemed to refer to the new Exhibits A-1, A-2 and A-3.

         31. Exhibits C-SF and D-SF to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits C-SF and D-SF attached to this
Amendment. All references in the Agreement to Exhibits C-SF and D-SF shall be deemed to refer to the new Exhibits C-SF and D-SF.

         32. Exhibits C-REP and D-REP are hereby added to the Agreement in the forms of Exhibits C-REP and D-REP attached to this Amendment.

         33. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new Exhibit I-SF.

         34. Upon execution of this Amendment, the Company agrees to pay to the
Lender the pro rata Commitment Fee on the portion of the Commitment Amount for the time period from the Effective Date to and including March 31, 1996.

         35. The Warehousing Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Warehousing Promissory
Note, in the form of Exhibit A-1 attached to this Amendment. All references in this Amendment and in the Agreement to the Warehousing Promissory Note shall be deemed to refer to the First Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

         36. The Sublimit Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Sublimit Promissory
Note, in the form of Exhibit A-2 attached to this Amendment. All references in this Amendment and in the Agreement to the Warehousing Promissory Note shall be deemed to refer to the First mender and Restated Sublimit Promissory Note delivered in connection with this Amendment.

         37. The Working Capital Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Working Capital
Promissory Note, in the form of Exhibit A-3 attached to this Amendment. All references in this Amendment and in the Agreement to the Working Capital
Promissory Note shall be deemed to refer to the First Amended and Restated
Working Capital Promissory Note delivered in connection with this Amendment.

         38. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed original of the First Amended and Restated
Warehousing  Promissory Note; (c) an executed  original of the First
Amended and
Restated Sublimit Promissory Note; (d) an executed original of the First Amended and Restated Working Capital Promissory Note; (e) a current certified tax, lien and judgment search of the appropriate public records for the Company and the
Guarantors, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the
Collateral  other than in favor of the  Lender or as  permitted  hereunder;
(f)
current Certificates of Good Standing of the Company; (g) current insurance information; (h) the Commitment Fee for the month of March 1996; and (i) a Two
Hundred Fifty Dollar ($250) document production fee.

         39. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

         40. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

         41. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         42. Governing Law. This Amendment shall be governed by the laws of the
State of Minnesota, without reference to its principles of conflicts of laws.

         IN WITNESS WHEREOF, the Company and the Lender have caused this
Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                             MONUMENT MORTGAGE, INC.,
                             a California corporation


                             By:____________________________________
                                         Paul R. Garrigues
                             Its:  Senior Vice President/CFO


                             RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation


                             By:____________________________________

                             Its:  Director



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On March 8, 1996, before me, a Notary Public,  personally appeared
Paul
Garrigues,   the  Senior  Vice  President/CFO  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                              Notary Public____________________________
                              My Commission Expires:___________________
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On March 13, 1996, before me, a Notary Public, personally appeared D.
Graham Shipman, the Director of RESIDENTIAL FUNDING CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                               Notary Public__________________________
                               My Commission Expires:_________________
(SEAL)


                              CONSENT OF GUARANTORS

         The  undersigned,  being a Guarantor  under their  respective
Guaranty
dated as of March 22, 1995,  hereby  consent to the foregoing  Amendment and the
transactions   contemplated   thereby  and  hereby  modify  and  reaffirm
their
obligations under their respective Guaranty so as to include within the term
"Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment and the Notes. Each Guarantor hereby reaffirms that their obligations under their respective Guaranty are separate and distinct from the
Company's obligations to the Lender, and that their obligations under their respective Guaranty are in full force and effect, and each hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to their obligations under their respective Guaranty, all as more fully set forth in such Guaranty, the terms of each of which are incorporated herein as if fully set forth herein.

         The Guarantors hereby irrevocably waive any claim or other rights that they may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligations under the Guaranty, including any right of subrogation,. reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights.
If any amount shall be paid to the Guarantors in violation of the preceding sentence and the Guaranteed Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to the Guarantors for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.

         Each Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to their respective Guaranty in connection with the foregoing Amendment.

         This  Consent  of   Guarantors   may  be  executed  in  any
number  of
counterparts, and by the parties hereto in separate counterparts, each of which, when so executed, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                                  GUARANTORS:



                                  __________________________________
                                  JAMES W. NOACK



                                  __________________________________
                                  JAMES A. UMPHRYES


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On March 8, 1996, before me, a Notary Public, personally appeared
JAMES
W. NOACK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                  Notary Public____________________________
                                  My Commission Expires:___________________
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On March 8, 1996, before me, a Notary Public, personally appeared
JAMES
A. UMPHRYES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                   Notary Public__________________________
                                   My Commission Expires:_________________
(SEAL)

         GUARANTORS:

                                                     EXHIBIT C-REP
            REQUEST FOR ADVANCE REJECTED OR REPURCHASED MORTGAGE LOAN

Mortgage Company: MONUMENT MORTGAGE, INC.

Mortgagor:__________________      Loan Number:_______________________
          __________________      Reviewed By:_______________________
Address:  __________________      Warehouse Date:____________________
          __________________      Effective Date:____________________
                                  Foreclosure Date:__________________

Status: Rejected_________   Loan Type: Conforming____________________
        Received_________              Nonconforming_____Alternet____
        Repurchased______              VA_____________FHA____________
        Wet Settlement                 Fixed__________Term___________
        3rd Party                      ARM____________Type___________
          Originated_____              Balloon________Type___________
Mortgage Note Amount:________     Interest Rate:_____________________
Mortgage Note Date:__________     Requested Warehouse Amt:___________

                                METHOD OF ADVANCE
( )      Wire Transfer
         Amount of Wire:___________   Date of Wire:__________________
         Credit Acct. No.__________   Credit Acct. Name:_____________
         ABA No.:__________________   Bank Name:_____________________
                                      City & State:
         Account to Debit:_________
         Ref:_____________  Advise:__________  Phone:________________

                             REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
( )      *Copy of Mortgage Note (Repurchased Mortgage Loan only)
( )      Original Mortgage Note and one copy of Mortgage Note
( )      Original or certified copy of recorded Mortgage
( )      Original ALTA Mortgagee's Policy of Title Insurance or equivalent
( ) Original VA Loan Guaranty Certificate Commitment or FHA Mortgage Insurance Certificate (if any), or copy of PHI Certificate (Conventional Loans, if applicable)

Left
( )      *Request for Advance (original and one (1) copy)
( )      Recordable assignment of Mortgage
( )      Certified copies of interim assignments of Mortgage (if
applicable)
( )      *Bailed Pledge Agreement
( )      *Investor repurchase demand letter (Repurchased Mortgage Loans only)
( )      *Summary of Mortgage Loan documentation or Investor problems, expected
         cure period and current payment history.

Please Note: Items designated with the "*" are required prior to a Wet Settlement Advance which is applicable to Repurchased Mortgage Loans only.

Authorized Signature:

____________________________

         _______________________________________________________________
        [                                                               ]
        [               FOR RFC INTERNAL USE ONLY                       ]
        [                                                               ]
        [Repetitive Code:________________    Date:____________________  ]
        [                                                               ]
        [Wire Initiator's Initials:______ Wire Verifier's Initials:___ ] [_______________________________________________________________]

                                                 EXHIBIT C-SF
Mortgage Company: MONUMENT MORTGAGE, INC.

Mortgagor:____________________  Loan Number:___________________________
          ____________________  Reviewed By:___________________________
Address:  ____________________  Warehouse Date:________________________
          ____________________  Effective Date:________________________
                                Foreclosure Date:______________________

Status: Rejected___________  Loan Type:  Conforming____________________
        Received___________              Nonconforming_____Alternet____
        Repurchased________              VA___________FHA______________
        Wet Settlement_____              Fixed________Term_____________
        3rd Party                        ARM__________Type_____________
             Originated____              Balloon______Type_____________

Mortgage Note Amount:______              Interest Rate:________________
Mortgage Note Date:________              Requested Warehouse Amt:______


                                METHOD OF ADVANCE
( )     Wire Transfer
        Amount of Wire:___________   Date of Wire:_____________________
        Credit Acct. No.__________   Credit Acct. Name:________________
        ABA No.:__________________   Bank Name:________________________
                                     City & State:
        Account to Debit:_________
        Ref:___________    Advise:______________  Phone:_______________

                             REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
( )      Original and one copy of Mortgage Note
( )      Certified copy of Mortgage
( )      *Copy of Investor Purchase Commitment(or satisfactory evidence thereof)
( )      *Copy of D -1 Settlement Statement or equivalent
         (Home Equity Loans and Title I Mortgage Loans only)
( )      *HUD 203(K) Maximum Mortgage Worksheet (203(k) Mortgage Loans
only)

Left
( )      *Request for Advance (original and one (1) copy)
( )      *Copy of settlement or funding check (if applicable)
( )      Recordable assignment of Mortgage
( )      Certified copies of interim assignments of Mortgage (if
applicable)
( )      *Bailee Pledge Agreement (only required for Wet Settlement
Advance)

Please Note: Items designated with the "*" are required prior to a Wet Settlement Advance.

Authorized Signature:

_____________________________


             ___________________________________________________________
            [               FOR RFC INTERNAL USE ONLY                   ]
            [                                                           ]
            [ Repetitive Code:_____________ Date:_______________________]
            [                                                           ]
            [ Wire Initiator's Initials:___ Wire Verifier's Initials:___] [___________________________________________________________]

                                                           EXHIBIT D-REP

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                     REJECTED OR REPURCHASED MORTGAGE LOANS

     The following procedures and documentation requirements must be observed in
all respects by the Company. All documents must be satisfactory to the
Lender in
its sole discretion.  Terms used below, which are not otherwise  defined, shall
have the  meanings  given them in the  Agreement.  The HUD,  FNMA and FHLMC form
numbers  referred to herein are for  convenience  only and the Company shall use
the  equivalent  forms required at the time of delivery of the Mortgage
Loans or
Mortgage-backed  Securities.  All  Requests  for  Advance  (Exhibit  C-REP)
and
Collateral  Documents,  should be submitted to the Lender in a top tabbed, legal
size manila file folder,  hole-punched and  acco-fastened in the order specified
in the Request for Advance (Exhibit C-REP).  Each folder should be labelled with
the mortgagor name(s), Company loan number and Company name. If a Wet
Settlement
Advance is being requested, the Request for Advance (Exhibit C-REP) and required
Collateral   Documents   should  be  submitted  in  accordance  with  the
above
instructions. The remaining Collateral Documents should be submitted with a cover letter identifying the mortgagor name(s) and Company loan number.

I. Prior to making a Wet Settlement Advance against a Repurchased Mortgage
Loan,
   the Lender must receive the following:

     (1) Estimate of the amount of the requested Repurchase Advance one (1)
          Business Day prior to such Repurchase Advance.

     (2)  Original Request for Advance against Rejected or Repurchased
Mortgage
          Loans (Exhibit C-REP) and one (1) copy of same.

     (3)  Copy of Mortgage Note (Repurchased Mortgage Loan only).

     (4)  Bailee Pledge Agreement (Exhibit M).

     (5) Investor repurchase demand letter (Repurchased Mortgage Loan only).

     (6) Summary of Mortgage Loan documentation or Investor problems, expected cure period, and current payment history.

     The following must be received by the Lender within twenty (20) days of the date of the Wet Settlement Advance:

     (7) Original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if, applicable, and one copy of same.

     (8) Original or certified true (by recorder's office) copy of the
          Mortgage.

     (9)  Original  or  certified  true (by  recorder's  officer)  copies of all
          interim assignments of the Mortgage. (If an interim assignment has not
          been  recorded  or  sent  for   recordation,   such  original
interim
          assignment). Mortgage Note must bear corresponding endorsements.

     (10) An assignment of the Mortgage to the Lender in recordable form but unrecorded.

     (11) Original ALTA Mortgagee's Policy of Title Insurance or equivalent thereto.

     (12) Original  VA  Loan  Guaranty   Certificate,   FHA  Mortgage
Insurance
          Certificate,   or  copy  of  Private  Mortgage  Insurance
Certificate
          (Conventional Loans, if applicable).

 II. Prior to the making of a Repurchase  Advance  (other than a Wet
Settlement
     Advance against a Repurchased Mortgage Loan), the Lender must receive all of the Collateral Documents listed in Section I above.

III. The Lender exclusively shall deliver the Mortgage Notes and other original
     Collateral Document  evidencing Pledged Mortgages or Pledged
Securities and
     related pool documents to the Investor, pool custodian or attorneys conducting foreclosure sales, unless otherwise agreed in writing.

A.   The following procedures are to be followed for deliveries of Pledged
     Mortgages:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to the expiration date of the
     Purchase Commitment, the Lender must receive the following:

     (1)  Signed shipping instructions for the delivery of the Pledged
Mortgages
          including the following:

          (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c)  Names of mortgagor(s), Mortgage Note Amounts of Pledged
Mortgages
               to be shipped and the Company's loan number; and

          (d)  Commitment number and expiration date of the Purchase
Commitment.

     (2) For deliveries of Pledged Mortgages to FNMA for cash purchase, the following additional documents are required:

          (a) Copy of Loan Schedule (FNMA Form 1068 or 1069) showing the
               Lender's designated FNMA payee code as recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:

          (a)  Original completed  Warehouse Lender Release of Security
Interest
               (FHLMC Form 996) to be executed by the Lender, designating the
               Lender as the  Warehouse  Lender and showing the Cash
Collateral
               Account designated by the Lender as the receiving account for loan purchase proceeds.

          (b)  Copy of Wire Transfer Authorization for a Cash Warehouse
Delivery
               (FHLMC Form 987),  designating the Lender as the Warehouse
Lender
               and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

 B. In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

    The following procedures are to be followed for deliveries of Pledged
    Mortgages to Approved Custodians:

    No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the
    Approved Custodian, the Lender must receive the following:

     (1)  Signed shipping instructions for the delivery of the Pledged
Mortgages
          to the Approved Custodian including the following:

          (a) Name and address of the office of the Approved Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c)  Names of  mortgagor(s)  and  Mortgage  Note  Amounts  of
Pledged
               Mortgages to be shipped and the Company's loan number; and

          (d)  Commitment number and expiration date of the Purchase
Commitment
               for the Pledged Securities.

     (2) For FMMA Mortgage-backed Securities issuance, the following additional documents are required:

          (a)  Copy of Schedule of Mortgages (FNMA Form 2005 or 2025).

          (b)  Copy of Delivery  Schedule (FNMA Form 2014),  instructing
FNMA to
               issue the  Mortgage-backed  Securities in the name of the
Company
               with the Lender as pledges  and to  deliver  the  Mortgage-
backed
               Securities  to the Lender's  custody  account at Chemical
Bank NY
               (CHEMICAL   NYC/GEOCUST/MR9229490)   and  bearing  the
following
               instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston
               A. Lyvers, Director or Michele Troughton, Director."

     (3)  For  FHLMC   Mortgage-backed   Securities   issuance,   the
following
          additional documents are required:

          (a)  Copy of Settlement  Information and Delivery Authorization
(FHLMC
               Form 939),  designating  the Lender as the  Warehouse
Lender and
               instructing  FHLMC to deliver the  Mortgage-backed
Securities to
               the  Lender's  custody  account  at  Chemical  Bank NY
(CHEMICAL
               NYC/GEOCUST/MR9229490).

          (b)  Original  Warehouse  Lender Release of Security  Interest
(FHLMC
               Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the
               Mortgage-backed Securities to the Lender's custody account at
               Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).

     (4) For GNMA Mortgage-backed Securities issuance, the following additional documents are required:

          (a)  Signed original Schedule of Mortgages (HUD Form 11706).

          (b)  Signed  original   Schedule  of  Subscribers   (HUD  Form
11705)
               instructing GNMA to issue the  Mortgage-backed  Securities in the
               name of the Company and  designating  Chemical  Bank as
Agent for
               the  Lender  as the  subscriber,  using the  following
language:
               CHEMICAL BANK AS AGENT FOR  RESIDENTIAL  FUNDING
CORPORATION SEG
               ACCT MANUF/CUST/MR9229490).  The following instructions must also
               be included on the form:  "These  instructions may not be
changed
               without  the  prior  written   consent  of  Residential
Funding
               Corporation,  Preston A. Lyvers,  Director or Michele
Troughton,
               Director."

          (c)  Completed original Release of Security Interest (HUD Form
11711A)
               to be executed by the Lender.

     (5)  No later than two (2) Business Days prior to the  Settlement
Date for
          the  Mortgage-backed   Securities,  the  Lender  must  receive
signed
          Securities Delivery Instructions form attached hereto as Schedule
I.

C. The following procedures are to be followed for deliveries of Pledged
     Mortgages to attorneys conducting a foreclosure sale:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the
     Attorney conducting the foreclosure sale, the Lender must receive signed shipping instructions for the delivery of the Pledged Mortgages including the following:

     (1) Name and address of the office of the attorney to which the Collateral
          Documents are to be shipped, the desired shipping date and the preferred method of delivery;

     (2)  Names of Mortgagor and Mortgage  Note Amounts of Pledged
Mortgages to
          be shipped; and

     (3) Confirmation that the attorney will execute and return the bailee letter (acknowledged instructions from the Company to do so).

     Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original
     Collateral Documents evidencing Pledged Mortgages or Pledged
Securities and
     related original pool documents with the appropriate bailee letter to the
     Investor, Approved Custodian, other pool custodian or attorney conducting a foreclosure sale. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the
     Lender.  Cash proceeds of sales of Pledged Mortgages and Pledged
Securities
     shall be applied to related Repurchase Advances outstanding under the
     Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the
     Company, unless otherwise instructed in writing.

                                                               SCHEDULE I
                         RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY

BOOK-ENTRY DATE:_____________   SETTLEMENT DATE:_______________________
ISSUER:______________________   SECURITY: $____________________________
NO. OF CERTIFICATES:_________   1)_____________________________________
                                2)_____________________________________
                                3)_____________________________________

CUSIP #________________
Pool #_________________  MI#________ Coupon Rate:______________________
Issue Date:(M/D/Y)__________________ Maturity Date: (M/D/Y)____________

POOL TYPE (circle one):

GNMA:    GNMA I      GNMA II
FHLMC:   FIXED       ARM         DISCOUNT NOTE
FNMA:    FIXED       ARM         DISCOUNT NOTE     DEBENTURES     REMIC

-----------------------------------------------------------------------
DELIVER TO:_______________________ ( ) Versus Payment
           _______________________ DVP AMT. $__________________________
           _______________________ ( ) Free Delivery
DELIVER TO:_______________________ ( ) Versus Payment
           _______________________ DVP AMT. $_________________________
           _______________________ ( ) Free Delivery
DELIVER TO:_______________________ ( ) Versus Payment
           _______________________ DVP AMT. $__________________________
           _______________________ ( ) Free Delivery

-----------------------------------------------------------------------

AUTHORIZED SIGNATURE:__________________________________________________

TITLE:_________________________________________________________________

                                                             EXHIBIT D-SF

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SINGLE FAMILY MORTGAGE LOANS

         The  following  procedures  and  documentation   requirements
must  be
observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, FNMA and
FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage
Loans or  Mortgage-backed  Securities.  All Requests for Advance and
Collateral
Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the
Request for Advance. Each folder should be labelled with the mortgagor name(s),
Company loan number and Company name. If a Wet Settlement Advance is being requested, the Request for Advance and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral
Documents should be submitted with a cover letter identifying the mortgagor name
(A) and Company loan number.

I. Prior to making a Wet Settlement Advance, the Lender must receive the following:

     (1)  Estimate of the amount of the  requested  Advance one (1)
Business Day
          prior to such Advance.

     (2) Copy of settlement or funding check issued to the escrow/title company, if applicable.

     (3)  Original  Request for Advance  against  Single Family  Mortgage
Loans
          (Exhibit C-SF) and one (1) copy of same.

     (4)  Copy of the Purchase Commitment or satisfactory evidence thereof.

     (5)  Bailee Pledge  Agreement  (only required for Wet  Settlement
Advance)
          (Exhibit M).

     (6)  A copy of the HUD-1  Settlement  Statement or equivalent  (Home
Equity
          Mortgage Loans and Title I Mortgage Loans only).

     (7)  A copy of HUD 203(K) Maximum Mortgage Worksheet (203(k) Mortgage
Loans
          only).

     The  following must be received by the Lender within five (5) Business
Days
     of the date of the Wet Settlement Advance:

     (8) Original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if applicable, and one copy of same.

     (9)  Copy of the Mortgage certified true by the escrow/title company.

     (10) Copies of all interim assignments of the Mortgage certified true by the escrow/title company (recorded or sent for recordation).
Mortgage
          Note must bear corresponding endorsements.

     (11) An assignment of the Mortgage to the Lender in recordable form but unrecorded.

II.  Prior to the making of an Advance  (other than a Wet  Settlement
Advance),
     the Lender must receive all of the Collateral Documents listed in
Section I
     above.

III. The Lender exclusively shall deliver the Mortgage Notes and other original
     Collateral Documents evidencing Pledged Mortgages or Pledged
Securities and
     related pool documents to the Investor or pool custodian, unless otherwise agreed in writing.

A. The following procedures are to be followed for deliveries of Pledged
     Mortgages:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to the expiration date of the
     Purchase Commitment, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages including the following:

          (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c)  Names of mortgagor(s), Mortgage Note Amounts of Pledged
Mortgages
               to be shipped and the Company's loan number; and

          (d)  Commitment number and expiration date of the Purchase
Commitment.

     (2) For deliveries of Pledged Mortgages to FNMA for cash purchase, the following additional documents are required:

          (a) Copy of Loan Schedule (FNMA Form 106B or 1069) showing the
               Lender's designated FNMA payee code as recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:

          (a)  Original completed  Warehouse Lender Release of Security
Interest
               (FHLMC Form 996) to be executed by the Lender, designating the
               Lender as the  Warehouse  Lender and showing the Cash
Collateral
               Account designated by the Lender as the receiving account for loan purchase proceeds.

          (b)  Copy of Wire Transfer Authorization for a Cash Warehouse
Delivery
               (FHLMC Form 987),  designating the Lender as the Warehouse
Lender
               and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

B. In the event ledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

     The following procedures are to be followed for deliveries of Pledged
     Mortgages to Approved Custodians:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Approved Custodian, the Lender must receive the following:

     (1)  Signed shipping instructions for the delivery of the Pledged
Mortgages
          to the Approved Custodian including the following:

          (a) Name and address of the office of the Approved Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c)  Names of  mortgagor(s)  and  Mortgage  Note  Amounts  of
Pledged
               Mortgages to be shipped and the Company's loan number; and

          (d)  Commitment number and expiration date of the Purchase
Commitment
               for the Pledged Securities.  For FNMA Mortgage-backed
Securities
               issuance,  the following additional  documents are required:
(a)
               Copy of Schedule of Mortgages (FNMA Form 2005 or 2025).

          (e)  Copy of Delivery  Schedule (ANNA Form 2014),  instructing
FNMA to
               issue the  Mortgage-backed  Securities in the name of the
Company
               with the Lender as pledges  and to  deliver  the  Mortgage-
backed
               Securities to the Lender's  custody  account a t Chemical
Bank NY
               (CHEMICAL   NYC/GEOCUST/MR9229490)   and  bearing  the
following
               instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston
               A. Lyvers,  Vice President or Michele  Troughton,  Assistant
Vice
               President."

     (2) For FLHMC Mortgage-backed Securities issuance, the lowing additional documents are required:

          (a)  Copy of Settlement  Information and Delivery Authorization
(FHLMC
               Form 939),  designating  the Lender as the  Warehouse
Lender and
               instructing  FHLMC to deliver the  Mortgage-backed
Securities to
               the  Lender's  custody  account  at  Chemical  Bank NY
(CHEMICAL
               NYC/GEOCUST/MR9229490)

          (b)  Original  Warehouse  Lender Release of Security  Interest
(FHLMC
               Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the
               Mortgage-backed Securities to the Lender's custody account at
               Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).

     (3) For GNMA Mortgage-backed Securities issuance, the following additional documents are required:

          (a)  Signed original Schedule of Mortgages (HUD Form 11706).

          (b)  Signed  original   Schedule  of  Subscribers   (HUD  Form
11705)
               instructing GNMA to issue the  Mortgage-backed  Securities in the
               name of the Company and  designating  Chemical  Bank as
Agent for
               the  Lender  as the  subscriber,  using the  following
language:
               CHEMICAL BANK AS AGENT FOR  RESIDENTIAL  FUNDING
CORPORATION SEG
               ACCT MANUF/CUST/MR9229490).  The following instructions must also
               be included on the form:  "These  instructions may not be
changed
               without  the  prior  written   consent  of  Residential
Funding
               Corporation,   Preston  A.  Lyvers,  Vice  President  or
Michele
               Troughton, Assistant Vice President."

          (c)  Completed  original  Release  of  Security  Interest  (lIUD
Form
               11711A) to be executed by the Lender.

     (5)  No later than two (2) Business Days prior to the  Settlement
Date for
          the  Mortgage-backed   Securities,  the  Lender  must  receive
signed
          Securities Delivery Instructions form attached hereto as Schedule
I.

Upon instruction by the Company, the Lender will complete the endorsement of the
Mortgage Note and make arrangements for the delivery of the original
Collateral
Documents  evidencing  Pledged  Mortgages  or  Pledged  Securities  and related
original  pool  documents  with the  appropriate  bailee letter to the
Investor,
Approved  Custodian,  or other pool custodian.  Upon receipt of  Mortgage-
backed
Securities,  the  Lender  will  cause  such  Mortgage-backed  Securities to  be
delivered to the Investor which issued the Purchase Commitment.  Mortgage-
backed
Securities  will be released to the  Investor  only upon payment of the purchase
proceeds to the Lender.  Cash proceeds of sales of Pledged Mortgages and
Pledged
Securities  shall  be  applied  to  related  Advances   outstanding   under
the
Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the
Company, unless otherwise instructed in writing.

                                                               SCHEDULE I
                         RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY

BOOK-ENTRY DATE:_____________   SETTLEMENT DATE:_______________________
ISSUER:______________________   SECURITY: $____________________________
NO. OF CERTIFICATES:_________   1)_____________________________________
                                2)_____________________________________
                                3)_____________________________________

CUSIP #________________
Pool #_________________  MI#________ Coupon Rate:______________________
Issue Date:(M/D/Y)__________________ Maturity Date: (M/D/Y)____________

POOL TYPE (circle one):

GNMA:    GNMA I      GNMA II
FHLMC:   FIXED       ARM         DISCOUNT NOTE
FNMA:    FIXED       ARM         DISCOUNT NOTE     DEBENTURES     REMIC

-----------------------------------------------------------------------
DELIVER TO:_______________________ ( ) Versus Payment
           _______________________ DVP AMT. $__________________________
           _______________________ ( ) Free Delivery
DELIVER TO:_______________________ ( ) Versus Payment
           _______________________ DVP AMT. $__________________________
           _______________________ ( ) Free Delivery
DELIVER TO:_______________________ ( ) Versus Payment
           _______________________ DVP AMT. $__________________________
           _______________________ ( ) Free Delivery

-----------------------------------------------------------------------

AUTHORIZED SIGNATURE:__________________________________________________

TITLE:_________________________________________________________________

                                                                EXHIBIT A-1

             FIRST AMENDED AND RESTATED WAREHOUSING PROMISSORY NOTE

$10,000,000                                            Date: February 25,
1996


         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder')
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual warehouse facility in the above amount and is the Warehousing Promissory Note referred to in that certain
Warehousing  Credit and Security  Agreement  (the  "Agreement")  dated
March 22,
1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Warehousing Promissory Note dated March 22, 1995, and issued by the
Company to evidence its obligations  under the Agreement (the "Existing
Note").
All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                               MONUMENT MORTGAGE, INC.,
                               a California corporation


                               By:_______________________________________

                               Its:______________________________________


STATE OF                  )
                          )  ss
COUNTY OF                 )

         On , 1996, before me, a Notary Public, personally appeared , the of
MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                 Notary Public__________________________
                                 My Commission Expires:_________________
(SEAL)

                                                                EXHIBIT A-2

               FIRST AMENDED AND RESTATED SUBLIMIT PROMISSORY NOTE

$5,000,000                                             Date: February 29,
1996

         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender' or,  together with its  successors  and assigns,  the  "Holder')
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of Five Million Dollars ($5,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual warehouse facility in the above amount and is the Sublimit Promissory Note referred to in that certain
Warehousing  Credit and Security  Agreement  (the  "Agreement")  dated
March 22,
1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Sublimit Promissory Note dated March 22, 1995, and issued by the Company to evidence its obligations under the Agreement (the "Existing Note'). All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.



                                   MONUMENT MORTGAGE, INC.,
                                   a California corporation


                                   By:_____________________________________

                                   Its:____________________________________

STATE OF                    )
                            )  ss
COUNTY OF                   )

         On , 1996, before me, a Notary Public, personally appeared , the of
MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                   Notary
Public____________________________
                                   My Commission
Expires:___________________
(SEAL)

                                                                EXHIBIT A-3

           FIRST AMENDED AND RESTATED WORKING CAPITAL PROMISSORY NOTE

$1,000,000                                            Date: February 29,
1996

         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
Blenders' or,  together with its  successors  and assigns,  the "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of One Million Dollars ($1,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual working capital facility in the above amount and is the Working Capital Promissory Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated March
22, 1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Working Capital Promissory Note dated March 22, 1995, and issued by the
Company to evidence its obligations  under the Agreement (the "Existing
Note").
All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                   MONUMENT MORTGAGE, INC.,
                                   a California corporation


                                   By:__________________________________

                                   Its:_________________________________

STATE OF                 )
                         )  ss
COUNTY OF                )

         On , 1996, before me, a Notary Public, personally appeared , the of
MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                   Notary Public_________________________
                                   My Commission Expires:________________
(SEAL)

                            TERM LOAN PROMISSORY NOTE

$1,000,000                                          Date: March 22, 1995

         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
Menders or,  together  with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of One Million Dollars ($1,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds

         This Note is given to evidence an actual term loan facility in the above amount and is the Working Capital Promissory Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenant" and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                    MONUMENT MORTGAGE, INC.,
                                    a California corporation


                                    By:___________________________________

                                    Its:  Senior V.P. / CFO

STATE OF               )
                       )  ss
COUNTY OF              )

         On March 22, 1995, 1996, before me, a Notary Public, personally appeared {ai; Garrogies, the Sr. V.P. / CFO of MONUMENT MORTGAGE, INC., a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                   Notary Public__________________________
                                   My Commission Expires:________________
(SEAL)

                                                      EXHIBIT I-SF

                              OFFICER'S CERTIFICATE


               Reference is made to that certain Warehousing Credit and Security
          Agreement  (Single Family Mortgage Loans) between  MONUMENT
MORTGAGE,
          INC., a California corporation (the "Company") and RESIDENTIAL
FUNDING
          CORPORATION, a Delaware corporation (the "Lender"), dated as of March
          22, 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's
Certificate is
          submitted to the Lender pursuant to Section 6.2(d) of the Agreement.

         The undersigned hereby certifies to the Lender that as of the close of business on , 19__ ("Statement Date",) and with respect to the Company and its
Subsidiaries on a consolidated basis:

     1. As illustrated in the attached calculations supporting this Officers
          Certificate,  the Company met the covenants set forth in Sections
7.6,
          7.7, 7.8, 7.9, 7.10, 7.11 and 7.12, or if the Company did not
meet any
          of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

     2. No Servicing Contracts have been sold or pledged by the Company except as permitted under the terms of the Agreement.

     3. No recourse Servicing Contracts have been acquired by the Company.

     4. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Company has incurred no
          Debt required to be subordinated pursuant to Section 6.10.

     5. The Company was in compliance with the applicable HUD, GNMA or
          Investor net worth requirements, and in good standing with VA, HUD,
          GNMA and each Investor.

     6. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its
          Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of
          Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Company has taken, is taking and proposes to take with respect thereto.

     7. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Company as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of opel^acions of the Company
          (ana, if applicable, its Subsidiaries) as at the Statement Date.


Dated:___________________

                            MONUMENT MORTGAGE, INC.,
                            a California corporation



                            By:_______________________________

                            Its:______________________________

                  CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name: MONUMENT MORTGAGE, INC. and its Subsidiaries

Statement Date:____________________

All financial calculations set forth herein are as of the Statement Date.

I.  TANGIBLE NET WORTH

    A.  Tangible Net Worth of the Company is:

        Excess of total assets over total liabilities:        $____________
        Plus:    Loan loss reserves:                          $____________
        Plus:    Subordinated Debt not due within
                 one year of the Statement Date
                 (or any portion thereof):                    $____________
        Minus:   Advances to owners, officers or
                 Affiliates:                                  $____________
                 Minus:   Investments in Affiliates:          $____________
                 Minus:   Assets pledged to secure liabilities
                          not included in Debt:               $____________
                 Minus:   Intangible assets:                  $____________
                 Minus:   Any other HUD nonacceptable assets: $____________
                 Minus:   Other assets unacceptable to the
                          Lender:                             $____________

                 TANGIBLE NET WORTH                       $________________

     B. Requirements of Section 7.8 of the Agreement:

        MINIMUM TANGIBLE NET WORTH OF $1,500,000.

     C. Covenant Satisfied:___________   Covenant Not
Satisfied:____________

II.  ADJUSTED TANGIBLE NET WORTH

     A. Adjusted Tangible Net Worth of the Company is:

        Tangible Net Worth (from IA above)
$_____________
        Minus:   Capitalized excess servicing fees
$_____________
        Minus:   Capitalized excess servicing rights
$_____________
        Plus:    Deferred taxes arising from
                 capitalized excess servicing fees:
$_____________
        Plus:    1% of Adjusted Servicing Portfolio
                 (from IIIA below):
$_____________

        ADJUSTED TANGIBLE NET WORTH
$__________________

     B. Requirements of Section 7.9 of the Agreement:

        MINIMUM ADJUSTED TANGIBLE NET WORTH OF $4,500,000.

     C. Covenant Satisfied:___________   Covenant Not
Satisfied:____________

III. ADJUSTED SERVICING PORTFOLIO

     A. Adjusted Servicing Portfolio of the Company is:

        Servicing Portfolio owned by the Company is:
$_____________
        Minus:   The unpaid principal balance of
                 Mortgage Loans:
$_____________
                           Past due 60 days or more:
$_____________
                           Sold with recourse:
$_____________
                           For which the Servicing Contracts
                           are pledged:
$_____________
                           Serviced by Company for others under
                           subservicing arrangements:
$_____________

        ADJUSTED SERVICING PORTFOLIO
$__________________

     B. Requirements of Section 7.10 of the Agreement:

        ADJUSTED SERVICING PORTFOLIO OF $250,000,000.

     C. Covenant Satisfied:______ Covenant Not Satisfied:________

IV.  DEBT OF THE COMPANY

     Total liabilities
$_____________
         Minus: Loan loss reserves:
$_____________
         Minus: Subordinated Debt not due within one year of the Statement Date (or any portion thereof):
$_____________
         Minus: Deferred taxes arising from
                capitalized excess servicing fees:
$_____________

                  DEBT
$_________________

V.   RATIO OF DEBT TO ADJUSTED TANGIBLE NET WORTH

     A. The ratio of Debt to Adjusted Tangible Net Worth (IV to
                  II.A) is:                      ______ to 1

     B. Requirements of Section 7.7 of the Agreement:

        The ratio of Debt to Adjusted Tangible Net Worth shall not exceed 15 to 1.

     C. Covenant Satisfied:_______ Covenant Not Satisfied:__________

VI.  DIVIDENDS

     A. The dividends declared or paid by the Company during the current fiscal
        year was:                                        $__________

     B. Requirements of Section 7.11 of the Agreement:

        No   dividends   shall  be  declared  or  paid  in  excess  of
        twenty-five percent (25%) of the Company's net after-tax income.

     C. Covenant Satisfied:_________ Covenant Not Satisfied:__________

VII. CURRENT RATIO OF THE COMPANY

     A. Consolidated current assets of the Company:       $__________

     B. Consolidated current liabilities of the Company:  $__________

     C. Consolidated current ratio (VII.A to VII.B) is:   _____ to 1.0

     D. Requirements of Section 7.6 of the Agreement:

        The ratio of consolidated current assets to consolidated current liabilities shall not be less than 1.01 to 1.

     E. Covenant Satisfied:________  Covenant Not Satisfied:__________

VIII. TRANSACTIONS WITH AFFILIATES

     A. Loans, advances, and extensions of credit made by the Company to its
        Affiliates total:                                  $__________

     B. Capital contributions made by the Company to its Affiliates
        total:                                             $__________

     C. Management fees paid to Affiliates during the current
        fiscal year total:                                 $__________

     D. Requirements of Section 7.12 of the Agreement:

          1. No loans, advances or extensions of credit shall be made by the
               Company to Affiliates.

               Covenant Satisfied:_______ Covenant Not Satisfied:_______

          2. No capital contributions shall be made by the Company to any
               Affiliate.

               Covenant Satisfied:_______ Covenant Not Satisfied:_________

          3. No Management fees shall be paid by the Company to Affiliates.

               Covenant Satisfied:_______ Covenant Not Satisfied:_________

             FIRST AMENDED AND RESTATED WAREHOUSING PROMISSORY NOTE

$10,000,000                                            Date: February 29,
1996


         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual warehouse facility in the above amount and is the Warehousing Promissory Note referred to in that certain
Warehousing  Credit and Security  Agreement  (the  "Agreement")  dated
March 22,
1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Warehousing Promissory Note dated March 22, 1995, and issued by the
Company to evidence its obligations  under the Agreement (the "Existing
Note").
All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.



                                      MONUMENT MORTGAGE, INC.,
                                      a California corporation


                                      By:_____________________________
                                               Paul R. Garrigues
                                      Its: Senior VP / Chief Financial
Officer

STATE OF               )
                       )  ss
COUNTY OF              )

         On March 8, 1996, before me, a Notary Public,  personally appeared
Paul
R. Garrigues, the Senior VP CFO of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                      Notary Public____________________
                                      My Commission Expires:___________
(SEAL)

               FIRST AMENDED AND RESTATED SUBLIMIT PROMISSORY NOTE


$5,000,000                                             Date: February 29,
1996


         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of Five Million Dollars ($5,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual warehouse facility in the above amount and is the Sublimit Promissory Note referred to in that certain
Warehousing  Credit and Security  Agreement  (the  "Agreement")  dated
March 22,
1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Sublimit Promissory Note dated March 22, 1995, and issued by the Company to evidence its obligations under the Agreement (the "Existing Note'). All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with-the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                      MONUMENT MORTGAGE, INC.,
                                      a California corporation


                                      By:_____________________________
                                               Paul R. Garrigues
                                      Its:  Senior VP / Chief Financial
Officer

STATE OF                    )
                            )  ss
COUNTY OF                   )

         On March 8, 1996, before me, a Notary Public,  personally appeared
Paul
R. Garrigues, the Senior VP CFO of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                  Notary Public______________________
                                  My Commission Expires:_____________
(SEAL)

           FIRST AMENDED AND RESTATED WORKING CAPITAL PROMISSORY NOTE


$1,000,000                                            Date: February 29,
1996

         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of One Million Dollars ($1,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual working capital facility in the above amount and is the Working Capital Promissory Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated March
22, 1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Working Capital Promissory Note dated March 22, 1995, and issued by the
Company to evidence its obligations  under the Agreement (the "Existing
Note").
All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.



                                     MONUMENT MORTGAGE, INC.,
                                     a California corporation


                                     By:______________________________
                                              Paul R. Garrigues
                                     Its:  Senior VP / Chief Financial
Officer

STATE OF                   )
                           )  ss
COUNTY OF                  )

         On March 8, 1996, before me, a Notary Public,  personally appeared
Paul
R. Garrigues, the Senior VP CFO of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                   Notary Public____________________
                                   My Commission Expires:___________
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE. INC.

     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1.   The Company is a corporation  duly organized,  validly existing and in
          good  standing  under  the  laws of the  State of  California and has
          complied with all certifications,  filings and requirements necessary
          to continue as a corporation  in the State of California  and for each
          state  where  the  Company  is  transacting   business  as  a
foreign
          corporation.

     2.   In connection with the single family revolving warehouse facility made
          to  the  Company  by  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
          corporation (the "Lender") pursuant to the terms of a Warehousing
          Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the  "Warehousing
Agreement"),
          the Company has the valid power and authority to execute and deliver to the Lender the Third Amendment to Warehousing Credit and Security
          Agreement,  and the First Amended and Restated Warehousing
Promissory
          Note,  First Amended and Restated  Sublimit  Promissory Note and
First
          Amended and Restated Working Capital Promissory Note.

     3. The Certificate of Incumbency delivered in connection with the
          Agreement is hereby deleted in its entirety and replaced with the new
          Certificate of Incumbency attached to this Certificate of Secretary as
          Exhibit B.

     4. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors of the Company held on the 8th day of February, 1996, at which meeting a quorum was present. I am the keeper of the Minute
Book
          of the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     5. There have been no amendments to the Articles of Incorporation or
          Bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal Of this corporation this 8th day of March, 1996.

                                        _______________________________
                                        Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS

         WHEREAS,   MONUMENT  MORTGAGE,  INC.,  a  California  corporation
(the
"Company"),  has entered into a single family revolving  warehouse facility
(the
"Warehousing  Commitment"),  with a present commandment amour.. of Ten
Millie:-!
Dollars  ($10,000,000) (the "Warehousing  Commitment Amount"),  with
RESIDENTIAL
FUNDING CORPORATION, a Delaware corporation (the "Lender"), as evidenced by a
Warehousing  Promissory  Note  in  the  principal  sum of  Ten  Million
Dollars
($10,000,000), dated as of March 22, 1995, a Sublimit Promissory Note in the principal sum of Six Million Dollars ($6,000,000), dated as of March 22, 1995, and by a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"); and

         WHEREAS, the Company and the Lender have entered into a term loan facility with a present Term Loan Commitment Amount of One Million Dollars
($1,000,000)  ("Term Loan  Commitment"),  as evidenced by a Term Loan
Promissory
Note in the principal amount of One Million Dollars ($1,000,000), dated as of
March 22, 1995 (the "Term Note") and the Agreement;

         WHEREAS,  the Company and the Lender have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars ($1,000,000)  ("Working Capital Commitment"),  as evidenced by a
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of March 22, 1995 (the "`Working Capital Note"), and the
Agreement (the Warehousing  Promissory  Note, the Sublimit  Promissory
Note, the
Term Loan Promissory Note and the Working Capital Promissory Note shall collectively be referred to as the "Notes");

         WHEREAS, the Company proposes to extend the period for which certain of the Commitments under the Agreement have been made and amend certain other terms of the Agreement; and

         WHEREAS, to evidence the extension of such Commitments and amendment of the Agreement, the Company proposes to execute and deliver a Third Amendment to
Warehousing Credit and Security Agreement (the "Amendment"), a First
Amended and
Restated  Warehousing  Promissory  Note, a First  Amended and Restated
Sublimit
Promissory Note and a First Amended and Restated Working Capital Promissory
Note
(all such amended and restated notes, the `"Amended Notes"), copies of which have been presented to the Board of Directors of this Company; and

         WHEREAS, the Board of Directors of this Company have determined that it will be in the best interests of this Company for the Company to extend the
Commitment and amend the Agreement.

         RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on their behalf and on behalf of the Company.

         FURTHER RESOLVED, that the Company shall extend the Commitments and amend the Agreement to be evidenced by the Amendment and the Amended Notes.

         FURTHER RESOLVED, that the Amendment and Amended Notes in the forms presented to the Board of Directors of this Company are hereby approved and copies thereof are Bled in the records of this Company with these Resolutions.

         FURTHER RESOLVED, that any one (insert minimum number required to sign) of the following officers of the Company: President, Executive Vice President,
Senior  Vice  President,  Assistant  Vice  President,  Secretary.  or
Assistant
Secretary (list titles of officers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the Amendment and the
Amended Notes in the forms approved by the Board of Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

         FURTHER RESOLVED, that any one (insert minimum number required to sign) of the following officers of the Company: President Executive Vice President,
Senior  Vice  President,  Assistant  Vice  President,  Secretary.  or
Assistant
Secretary Or Vice President (list titles of racers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver any bailee pledge agreements, advance requests, shipping requests, wire transfer instructions, assignments, security delivery instructions and trust receipts and to endorse notes in the name of the Company, in any form prescribed by the
Lender.

         FURTHER  RESOLVED,  that the Company  hereby  authorizes  the
Lender to
accept the  Company's  bailee  pledge  agreements,  advance  requests, shipping
requests,   wire  transfer   instructions  and  security  delivery
instructions
transmitted to the Lender via facsimile or electronic transmission, and that said documents, when transmitted by facsimile or electronic transmission, shall have the same force and erect as the originals.

         FURTHER   RESOLVED,   that  such  officers  shall  be  and  are
hereby
authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Commitment and to carry out the purport and intent of the foregoing Resolutions.

                                   EXHIBIT "B"

                          CERTIFICATE AS TO INCUMBENCY

TO: RESIDENTIAL FUNDING CORPORATION

         I hereby certify to you that I am the duly elected and qualified
Secretary of MONUMENT MORTGAGE, INC., a California corporation (e Company.) and that, as such, I am authorized to execute this Certificate on behalf of the
Company. I further certify that the persons named below are duly elected, qualified and acting officers of the Company, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures get forth opposite their names are their true and genuine signatures:


Name                     Title                       Signature

James A. Umphryes        Executive Vice Pres.
__________________________

James W. Noack           President
__________________________

Paul Garrigues           Chief Financial Officer
__________________________
                         Sr. Vice Pres.

Lee Decker               Sr. Vice Pres.
__________________________

Robert Kamm              Sr. Vice Pres.
__________________________

Jennv Pusich             Secretary
__________________________

Deshon Chambers          Asst. Sec.
__________________________

Jill Lewis               Asst. Sec.
__________________________

Regina E. Kimura         Asst. Sec.
__________________________

Abigail A. Bally         Asst. Sec.
__________________________

Katey Carroll            Vice President
__________________________

         You may conclusively rely on this Certificate until formally advised by a like Certificate of any changes herein.

         IN WITNESS WHEREOF, I have hereunto executed this Certificate on this
8th day of March, 1996.



_________________________________
                                           Secretary

Residential Funding Corporation
1646 North California Boulevard
Suite 400
Walnut Creek. CA 94596
510-935-0614

February 29, 1996

Monument Mortgage, Inc.
3021 Citrus Circle #150
Walnut Creek, California 94598
Attention: Paul R. Garrigues, SVP/CFO

Re:      Gestation  Warehousing  Credit and Security Agreement (Shipped
Mortgage
         Loans) dated March 22, 1995 (the "Gestation Agreement"), by and between
         MONUMENT MORTGAGE, INC., a California corporation (the "Company"), and
         RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the
"Lender"),
         as the same may be or has been amended or supplemented.

Gentlemen:

         Reference is hereby made to the Gestation Agreement. The capitalized terms used herein shall have the same meaning defined in the Gestation Agreement unless otherwise defined herein.

         The Company has requested the Lender to increase the maximum amount of the Advances that may be outstanding at any time under the Agreement from Ten
Million Dollars  ($10,000,000)  to Twenty-Five  Million  Dollars
($25,000,000).
Accordingly, enclosed please find a First Amended and Restated Promissory Note in the amount of Twenty-Five Million Dollars ($25,000,000) in favor of the
Lender to be executed by the Company (the "Promissory Note"). The increase described above does not limit the Lender's discretion to make or not to make
Advances, as set forth in the Gestation Agreement.

         This increase shall be effective on the earliest day upon which the
Company has delivered to the Lender an executed copy of the enclosed
Promissory
Note, together with a copy of this letter acknowledged and accepted by the
Company.

                                     Very truly yours,

                                     RESIDENTIAL FUNDING CORPORATION,
                                     a Delaware corporation


                                     By:_________________________________

                                     Its:  Director

ACCEPTED AND AGREED TO THIS
29th DAY OF FEBRUARY 1996:

MONUMENT MORTGAGE, INC.,
a California Corporation


By:______________________________
         Paul R. Garrigues

Its:  Senior VP / Chief Financial Officer

                   FIRST AMENDED AND RESTATED PROMISSORY NOTE


$25,000,000                                        Date: February 29, 1996


         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from  time  to  time,   the  principal  sum  of  Twenty-Five   Million
Dollars
($25,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

         This Note is given to evidence an actual gestation  warehouse facility
in the  above  amount  and is the Note  referred  to in that  certain
Gestation
Warehousing   Credit  and  Security  Agreement  (Shipped  Mortgage  Loans)
(the
"Agreement")  dated March 22, 1995,  between the Company and the Lender, as the
same may be amended or  supplemented  from time to time,  and is entitled to the
benefits  thereof.   Reference  is  hereby  made  to  the  Agreement
(which  is
incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Promissory Note dated March 23, 1995, and issued by the Company to evidence its obligations under the Agreement (the "Existing Note"). All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the
Agreement' whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys, fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.



                                    MONUMENT MORTGAGE, INC.,
                                    a California corporation


                                    By:
                                             Paul R. Garrigues
                                    Its:  Senior VP / Chief Financial
Officer

STATE OF                     )
                             )  ss
COUNTY OF                    )

         On March 8, 1996, before me, a Notary Public,  personally appeared
Paul
R. Garrigues, the Senior VP CFO of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                        Notary Public_____________________
                                        My Commission Expires:____________
(SEAL)



Residential Funding Corporation1646 North California BoulevardSuite 400Walnut Creek. CA 94596 510-935-0614

February 29, 1996

Monument Mortgage, Inc.
3021 Citrus Circle #150
Walnut Creek, California 94598
Attention: Paul R. Garrigues, SVP/CFO

Re:      Gestation  Warehousing  Credit and Security Agreement (Shipped
Mortgage
         Loans) dated March 22, 1995 (the "Gestation Agreement"), by and between
         MONUMENT MORTGAGE, INC., a California corporation (the "Company"), and
         RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the
"Lender"),
         as the same may be or has been amended or supplemented.

Gentlemen:

     Reference is hereby made to the Gestation Agreement. The capitalized terms used herein shall have the same meaning defined in the Gestation Agreement unless otherwise defined herein.

     The Company has requested the Lender to increase the maximum amount of the
Advances that may be outstanding at any time under the Agreement from Ten
Million Dollars  ($10,000,000)  to Twenty-Five  Million  Dollars
($25,000,000).
Accordingly, enclosed please find a First Amended and Restated Promissory Note in the amount of Twenty-Five Million Dollars ($25,000,000) in favor of the
Lender to be executed by the Company (the "Promissory Note"). The increase described above does not limit the Lender's discretion to make or not to make
Advances, as set forth in the Gestation Agreement.

     This increase shall be effective on the earliest day upon which the Company has delivered to the Lender an executed copy of the enclosed Promissory Note, together with a copy of this letter acknowledged and accepted by the Company.


                                            Very truly yours,

                                            RESIDENTIAL.FUNDING
CQRPORATION,
                                            a Delaware corporation


                                            By:
                                             ------------------------------
---
                                            Its:  Director


ACCEPTED AND AGREED TO THIS
29th DAY OF FEBRUARY 1996:

MONUMENT MORTGAGE, INC.,
a California corporation


By:
  ------------------------------------
      Paul R. Garrigues
Its:  Senior VP / Chief Financial Officer

                   FIRST AMENDED AND RESTATED PROMISSORY NOTE


Date: February 29, 1996
$25,000,000


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437,
or at such other place as the Holder may designate from time to time, the principal sum of Twenty-Five Million Dollars ($25,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and
Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual  gestation  warehouse facility in
the  above  amount  and  is the  Note  referred  to in  that  certain
Gestation
Warehousing   Credit  and  Security  Agreement  (Shipped  Mortgage  Loans)
(the
"Agreement")  dated March 22, 1995,  between the Company and the Lender, as the
same may be amended or  supplemented  from time to time,  and is entitled to the
benefits  thereof.   Reference  is  hereby  made  to  the  Agreement
(which  is
incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain Promissory Note dated March 23, 1995, and issued by the Company to evidence its obligations under the Agreement (the "Existing Note"). All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the
Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                       MONUMENT MORTGAGE, INC.,
                                       a California corporation


                                       By:
                                        -----------------------------------
---
                                        Paul R. Garrigues
                                        Its: Senior VP/Chief Financial
Officer


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )

     On March 8 , 1996, before me, a Notary Public  personally  appeared
Paul R.
Garrigues , the Senior VP CFO of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                           --------------------------------
----
                                           Notary Public
                                           My Commission Expires:
                                                           ----------------
---
(SEAL)